SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

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                                       FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE TRUST
                        INDENTURE ACT OF 1939 OF A CORPORATION
                             DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                   TRUSTEE PURSUANT TO SECTION 305(b)(2) _________

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                                 THE BANK OF NEW YORK
                 (Exact name of trustee as specified in its charter)

                       New York                           13-5160382
            (Jurisdiction of incorporation             (I.R.S. employer
             if not a U.S. national bank)               identification No.)

          48 Wall Street, New York, New York                 10286
       (Address of principal executive offices)           (Zip code)


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                                INGERSOLL-RAND COMPANY
                 (Exact name of obligor as specified in its charter)


                      New Jersey                          13-5156640
            (State or other jurisdiction of            (I.R.S. employer
            incorporation or organization)              identification No.)

                200 Chestnut Ridge Road
              Woodcliff Lake, New Jersey                     07675
       (Address of principal executive offices)           (Zip code)


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                                    Debt Securities
                         (Title of the indenture securities)

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                                       GENERAL


          ITEM 1. General Information.

                      Furnish the following information as to the Trustee:

                  (a) Name and address of each examining or supervising
                      authority to which it is subject.

                  Superintendent of Banks of    2 Rector Street, New York, N.Y.
                  the State of New York           10006, and Albany, N.Y. 12203

                  Federal Reserve Bank of New   33 Liberty Plaza, New York,
                  York                            N.Y. 10045

                  Federal Deposit Insurance
                    Corporation                 Washington D.C. 20549

                  New York Clearing House
                    Association                 90 Broad Street, New
                                                York, N.Y. 10004.

                  (b) Whether it is authorized to exercise corporate trust
                      powers:

                      Yes.

          ITEM 2. Affiliations with Obligor

                      If the obligor is an affiliate of the trustee,
                  describe each such affiliation.

                      None.  (See Note on page 2.)

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          ITEM 16.    List of Exhibits:

                  Exhibits identified in parenthesis below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

               1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commerce business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

               4. -   A copy of the existing By-laws of the Trustee.  (See
                      Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

               6. - The consent of the Trustee required by Section 321(b) of the Act. (See Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)

               7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 22-25866.)


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                                         NOTE
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                  Inasmuch as this Form T-1 is filed prior to the
          ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said Item is based on incomplete information.

                  Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

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                                      SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 17th day of May, 1994.


                                        The Bank of New York


                                        By:/s/ W. T. Cunningham
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                                           W.T. Cunningham
                                           Vice President





















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